Exhibit 10.2

AMENDMENT TO
MEMBERSHIP INTEREST PURCHASE AGREEMENT

This AMENDMENT TO MEMBERSHIP INTEREST PURCHASE AGREEMENT (this “Amendment”) is made as of September 13, 2013, by and among Prospect Global Resources, Inc., a Delaware corporation (“Prospect”), American West Potash LLC, a Delaware limited liability company (the “Company”), and The Karlsson Group, Inc., an Arizona corporation (“Karlsson”), with respect to the following facts:

RECITALS

WHEREAS, Prospect, the Company, and Karlsson entered into that certain Membership Interest Purchase Agreement dated as of May 30, 2012 (as amended from time to time, the “Purchase Agreement”);

WHEREAS, Prospect Global Resources, Inc., a Nevada corporation; Prospect; the Company; Apache County Land and Ranch, LLC; and Karlsson entered into that certain Third Extension Agreement dated as of the date hereof (the “Third Extension Agreement”); and

WHEREAS, it is a condition to the effectiveness of the Third Extension Agreement that Prospect, the Company, and Karlsson amend the Purchase Agreement.

NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

AGREEMENT

1.                                      Amendment.

a.                                      Amendment to Section 5.03.  Section 5.03 of the Purchase Agreement is hereby amended to read in its entirety as follows:  “[Intentionally Deleted]”.

b.                                      Amendment to Section 5.06.  Section 5.06 of the Purchase Agreement is hereby amended by adding the following sentence at the end thereof:  “Notwithstanding the foregoing, Seller and each of its Affiliates and each of its and their Representatives may, in connection with (A) Seller’s efforts to sell, assign or otherwise dispose of the Promissory Note; (B) any restructuring of the indebtedness represented by the Promissory Note and the Loan Documents (as defined in the Promissory Note); or (C) any “assignment” (as defined in the Promissory Note), disclose any information related to PGRX or any of its subsidiaries as Seller or its Affiliate or Representative shall deem appropriate in its sole discretion; provided, however, that prior to providing any non-public information regarding PGRX or any of its subsidiaries, Seller shall obtain from the Person to which disclosure is to be made an executed confidentiality agreement which shall provide that (i) such Person agrees to be bound by the terms of this Section 5.06, and (ii) PGRX and its subsidiaries are intended third party beneficiaries of such confidentiality agreement.

2.                                      Miscellaneous.

a.                                      Reaffirmation of Representations and Warranties.  Each of Prospect and the Company makes and reaffirms as of the date hereof each of the representations and warranties set forth in Section 3.01 of the Purchase Agreement.

b.                                      No Other Amendment.  Except as expressly amended in this Amendment, all provisions of the Purchase Agreement shall remain in full force and effect, and the parties thereto and hereto shall continue to have all their rights and remedies under the Purchase Agreement.  In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Purchase Agreement, the provisions of this Amendment shall govern.

c.                                       Relation to Purchase Agreement.  This Amendment constitutes an integral part of the Purchase Agreement.  Upon the effectiveness of this Amendment, each reference in the Purchase Agreement to “this Agreement,” “hereunder,” “hereof,” or words of like import referring to the Purchase Agreement, shall mean and be a reference to the Purchase Agreement as amended hereby.

d.                                      Successors and Assigns.  This Amendment shall be binding on and shall inure to the benefit of the parties hereto and their respective successors and assigns except as otherwise provided herein.

e.                                       Counterparts.  This Amendment may be executed by the parties hereto on any number of separate counterparts, any of which may be executed and transmitted by facsimile, and each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument.

f.                                        Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of Arizona, without regard to its principles of conflicts of law.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

PROSPECT GLOBAL RESOURCES, INC.,
a Delaware corporation

By:	/s/ Damon Barber
Name: Damon Barber
Title: President, CEO and Secretary

AMERICAN WEST POTASH LLC,
a Delaware limited liability company

By:	/s/ Damon Barber
Name: Damon Barber
Title: President, CEO and Secretary

THE KARLSSON GROUP, INC.,
an Arizona corporation

By:	/s/ Anders Karlsson
Name: Anders Karlsson
Title: President